SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]
                  Check the appropriate box:

[ ]      Preliminary Proxy Statement               [ ] Confidential, for Use of
                                                       the Commission Only
                                                       (as permitted by
                                                       Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         AETNA VARIABLE PORTFOLIOS, INC.
      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)      Date Filed:

                                                     J. Scott Fox
                                                     President
                                                     Aetna Variable Portfolios,
                                                     Inc.

May 30, 2000

Dear Contract Holder/Participant:


     I am writing to let you know that, as stated in the enclosed Proxy Statement, a special shareholder meeting will be held on July 28, 2000. The purpose of the meeting is for you to vote on a proposal to: (1) liquidate two portfolios of Aetna Variable Portfolios, Inc. ("the Company"): Aetna High Yield VP and Aetna Real Estate Securities VP; (2) amend the Company's charter to reflect this liquidation; and (3) substitute assets remaining in the liquidating portfolios as of the liquidation date with interests in Aetna Money Market VP. (These portfolios were closed to new investment on May 15.)

     On March 1, the Board of Directors for Aetna Variable Portfolios, Inc. considered and agreed to submit this proposal to shareholders. If approved by shareholders at the July 28 meeting, the liquidations will occur no later than September 1, 2000. You may transfer your assets into another fund available under your retirement plan at any time prior to the liquidation date. If you do not do so, however, please note that your assets will automatically be transferred to Aetna Money Market VP.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSAL DESCRIBED IN THE ENCLOSED PROXY STATEMENT. The Board's recommendation is based on a number of factors, including the portfolios' inability to sell a sufficient number of shares to lower operating expenses, and poor sales trends. The reasons for recommending this course of action are described in detail in the Proxy Statement, which you should consider carefully before casting your vote.


     PLEASE VOTE AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. Your vote is critical, no matter how large or small your holdings may be.

     If you are a shareholder of more than one portfolio, you will receive one proxy for each account. PLEASE VOTE AND RETURN EACH PROXY CARD THAT YOU RECEIVE.

     If you have any questions before you vote, please call 1-800-238-6263, Option 2. We'll help you get the answers you need promptly. Thank you for your participation in this important matter.

Sincerely,


J. Scott Fox
(enclosures)

                           NOTICE OF A SPECIAL MEETING
                             OF THE SHAREHOLDERS OF

                         AETNA VARIABLE PORTFOLIOS, INC.
                               Aetna High Yield VP
                         Aetna Real Estate Securities VP


         A Special Meeting of the Shareholders (the "Special Meeting") of Aetna High Yield VP and Aetna Real Estate Securities VP (each a "Fund"), each a portfolio of Aetna Variable Portfolios, Inc. (the "Company"), will be held on July 28, 2000, at 10:00 a.m., Eastern time, at 10 State House Square, Hartford, Connecticut 06103-3602 for the following purposes:


          1. to consider and vote on a Plan of Liquidation and a Plan of Substitution for each Fund and, in connection with the Plan of Liquidation, proposed amendments to the Charter of the Company, as set forth in Articles of Amendment; and

          2. to transact such other business as may properly come before the Special Meeting and any adjournments thereof.

         Please read the enclosed  proxy  statement  carefully  for  information
concerning  the  proposal  to  be  considered  at  the  Special   Meeting.   THE
SHAREHOLDERS OF EACH FUND WILL VOTE SEPARATELY WITH RESPECT TO THEIR FUND.

         Shareholders of record at the close of business on May 1, 2000 are entitled to notice of and to vote at the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, please complete and sign the enclosed authorization card, and return it in the accompanying envelope as promptly as possible. Any shareholder attending the Special Meeting may vote in person even though an authorization card has already been returned.

                                             By Order of the Board of Directors,


                                             Amy R. Doberman
                                             Secretary

May 30, 2000

6

                         AETNA VARIABLE PORTFOLIOS, INC.
                               Aetna High Yield VP
                         Aetna Real Estate Securities VP

                                 PROXY STATEMENT
                                  May 30, 2000


         This Proxy Statement provides information you should review before voting on the matter listed in the Notice of Special Meeting on the previous page for Aetna High Yield VP and Aetna Real Estate Securities VP (each a "Fund" and, collectively, the "Funds"), each a portfolio of Aetna Variable Portfolios, Inc. (the "Company"). The Company's Board of Directors (the "Board") is soliciting your vote for a Special Meeting of Shareholders of each Fund (the "Special Meeting") to be held at 10 State House Square, Hartford, Connecticut 06103-3602, on July 28, 2000, at 10:00 a.m., Eastern time, and, if the Special Meeting is adjourned, at any adjournment of that Meeting.

         This Proxy Statement describes the matter that will be voted on at the Special Meeting (the "Proposal"). The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying authorization card on or about May 30, 2000. Aeltus Investment Management, Inc. ("Aeltus"), the Funds' investment adviser, or its affiliates may contact contract holders and participants with an interest in the Funds, commencing in June 2000, to discuss the Proposal. The expenses incurred in connection with preparing this Proxy Statement and of all solicitations will be paid by Aeltus.

         A copy of the Company's Annual Report for the fiscal year ended December 31, 1999, was mailed to annuity contract holders having an interest in either Fund on or about February 26, 2000. This Proxy Statement should be read in conjunction with that Annual Report. The Company's Annual Report is also available upon request. You can obtain a copy of the Company's Annual Report without charge, by writing to the Company at 151 Farmington Avenue, Hartford, Connecticut 06156, or by calling 1-800-525-4225.


         Shareholders of record on May 1, 2000 (the "record date") are entitled to be present and to vote at the Special Meeting or any adjourned meeting. As of the record date, each Fund had the following shares issued and outstanding:

                                                Number of Shares Outstanding
                                                as of May 1, 2000


Aetna High Yield VP                             1,147,510.947
Aetna Real Estate Securities VP                 797,444.870

         Other than shares purchased by Aetna Life Insurance and Annuity Company's general account in connection with providing seed capital for Aetna High Yield VP, shares of each Fund are offered only to insurance company separate accounts that fund both annuity and life insurance contracts. As of the record date, Aetna Life Insurance and Annuity Company ("ALIAC") and its subsidiary, Aetna Insurance Company of America ("AICA") (collectively referred to herein as "Aetna"), owned of record all of the shares of the Funds (100%).* Of this amount, shares of each Fund were allocated to Aetna's general account as follows:

                                        NUMBER OF SHARES        PERCENT OF FUND

Aetna High Yield VP                        645,232.506             56.229%


Aetna Real Estate Securities VP               0                     0%

   *Aetna, as the legal owner of the shares, has sole voting and investment power with respect to the shares. ALIAC's principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156-8962. AICA's principal office is 5100 West Lemon Street, Suite 213, Tampa, Florida 33609.

         The remaining shares of each Fund were held by Aetna on behalf of the following separate accounts that fund variable annuity contracts (each a "Contract") issued to individual or group Contract Holders ("Contract Holders"):

AETNA HIGH YIELD VP

         SEPARATE ACCOUNT NAME               NUMBER OF SHARES         PERCENTAGE


         Variable Annuity Account B                40,144.980            3.498%
         Variable Annuity Account C               285,535.249           24.883%
         Variable Annuity Account D               176,598.222           15.390%


AETNA REAL ESTATE SECURITIES VP

         SEPARATE ACCOUNT NAME               NUMBER OF SHARES         PERCENTAGE


         Variable Annuity Account B               257,910.929           32.342%
         Variable Annuity Account C               332,449.150           41.689%
         Variable Annuity Account D               195,406.822           24.504%
         Variable Annuity Account I               11,677.943             1.464%


          The separate accounts invest in the Funds. Contract Holders (or participants under group contracts, as applicable) who select a Fund for investment through a Contract have a beneficial interest in the Funds, but do not invest directly in or hold shares of the Funds. Aetna, on behalf of the separate accounts, is the true shareholder of the Funds, but generally will pass through any voting rights to Contract Holders. Contract Holders therefore have the right to instruct Aetna how to vote their interest with respect to the Proposal. Aetna will vote the shares of each Fund held in Aetna's name for the separate accounts as directed by the Contract Holder. The holders of certain group Contracts have the right to direct the vote for all shares under the respective Contract, for, against or abstaining, in the same proportions as shares for which instructions have been given by participants covered by the Contract. This Proxy Statement is used to solicit instructions for voting shares of each Fund. All persons entitled to direct the voting of shares, whether they are Contract Holders, participants or shareholders, will be described as voting for purposes of this Proxy Statement.


         In the event that any Contract Holder investing in the Funds through Variable Annuity Accounts B, C or I fail to provide Aetna with voting instructions, Aetna will vote the shares attributable to those Contract Holders for, against or abstaining, in the same proportions as the shares for which instructions have been received from other Contract Holders investing through those separate accounts. If an authorization card is returned by a Contract Holder without indicating a voting instruction, Aetna will vote those shares "for" the Proposal. With respect to Fund shares held by Variable Annuity Account D, Aetna will only vote those separate account shares for which it receives instructions.


         To the best of the Company's knowledge, as of the record date, no person owned beneficially more than 5% of either Fund, except as set forth above.

         The presence in person or by proxy of a majority of a Fund's shares entitled to vote is necessary to constitute a quorum for the transaction of business. Because Aetna is the legal owner of all Fund shares, there will be a quorum at the Special Meeting regardless of how Contract Holders direct Aetna to vote on the Proposal.

         If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 120 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

         The Proposal requires approval by the affirmative vote of a majority of the outstanding voting securities of a Fund, which means more than 50% of the votes entitled to be cast on the Proposal. Abstentions will have the effect of a "no" vote on the Proposal.

         In addition, due to various provisions of certain annuity contracts funded by Variable Annuity Account D ("Account D"), the Proposal must be approved by a majority of the voting interests attributable to Contracts in Account D, which means more than 50% of the outstanding voting interests in the Funds attributable to Account D. Any voting instructions received with respect to Contracts in Account D will be voted identically for the overall Fund vote and for the Account D vote.

         The number of shares that you may vote is the total of the number shown on the authorization card accompanying this Proxy Statement. The number of shares that you are entitled to vote is calculated according to the formula described in the materials relating to your Contract. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held. Proxy votes may be revoked by written notice to Aeltus prior to the Special Meeting or by attending the Meeting in person and indicating that you want to vote your shares in person.

         Shares of Aetna High Yield VP owned by Aetna through the general account will be voted in the same proportion as shares held by the separate accounts investing in that Fund.

         The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

                             MATTER TO BE ACTED UPON


                               Proposal to Vote On
               a Plan of Liquidation and Plan of Substitution for
           each Fund and, in Connection with the Plan of Liquidation,
                           Proposed Amendments to the
                     Charter of the Company, as set forth in
                              Articles of Amendment


      The Company's Board, including the Directors who are not "interested persons" of the Company, as defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), has approved and recommends that the shareholders of each Fund approve a Plan of Liquidation, proposed amendments to the charter of the Company (the "Charter") in connection with the Plan of Liquidation, as set forth in Articles of Amendment appended to the Plan of Liquidation as an exhibit ("Articles of Amendment"), and a Plan of Substitution, which is also appended to the Plan of Liquidation as an exhibit. THE SHAREHOLDERS OF EACH FUND WILL VOTE SEPARATELY ON THIS PROPOSAL WITH RESPECT TO THEIR FUND.

         BACKGROUND. Investment in each Fund is currently offered only to the separate accounts that fund both annuity and life insurance contracts offered by ALIAC and AICA (for purposes of this discussion, ALIAC and AICA are collectively referred to herein as "Aetna"). Presently, shares of the Funds are owned only by Aetna's general account (Aetna High Yield VP only) and Aetna's Variable Annuity Accounts B, C, D and I on behalf of the owners of group or individual deferred variable annuity contracts (as defined above, the "Contracts"). On March 1, 2000, the Company's Board decided to recommend to shareholders that they approve a Plan of Liquidation for the Funds and a related Plan of Substitution, as discussed below.

         Aetna and the Board considered how to best serve the interests of Contract Holders in connection with the proposed liquidations. Specifically, if any Contract Holder (or participant, if applicable) failed to provide alternative investment instructions prior to Aetna's receipt of the Fund's liquidation proceeds, Aetna would be required to direct the liquidation proceeds to the Contract Holder which could ultimately result in adverse tax consequences for Contract Holders and possibly, participants. To avoid such consequences, Aetna and the Board recommend that shareholders approve a substitution of subaccounts holding the proceeds of a liquidated Fund with a subaccount investing in Aetna Variable Encore Fund d/b/a Aetna Money Market VP ("Aetna Money Market VP"). Contingent upon such approval, and approval under the additional Account D vote, Aetna would then substitute interests of Contract Holders who did not exercise their transfer rights prior to the liquidation with interests in shares of Aetna Money Market VP, which is an existing investment option under all the Contracts.

         To limit the number of Contract Holders affected by the liquidation and subsequent substitution, Aetna exercised its rights under the Contract to limit access to the Funds for new Contract Holders effective May 15, 2000. As of that date, Aetna accepted deposits and continues to accept deposits into the Funds that are made only pursuant to standing instructions (E.G., payroll deduction allocations, dollar cost averaging, etc.) in effect as of the close of business on May 12, 2000.


         The attached authorization card seeks the approval of the above-described Proposal with respect to a Fund by a majority of the outstanding voting securities of the applicable Fund (and approval by a majority of voting interests attributable to Account D).


         PLAN OF LIQUIDATION. The Board has approved a Plan of Liquidation for the Funds, which is set forth in Exhibit 1 to this Proxy Statement and summarized below.

         The Plan will become effective with respect to a Fund on the date of its adoption and approval by the affirmative vote of a majority of the outstanding shares of the Fund (and approval by a majority of voting interests in such Fund attributable to Account D Contract Holders) (the "Effective Date"). Following this approval, the applicable Fund, in an orderly manner, will sell all of its portfolio securities in order to convert all the Fund's assets to cash and cash equivalents. The Fund will then make a cash distribution to each shareholder based on the shareholder's proportionate share in the net assets of the Fund, after payment to (or reservation of assets for the payment to) all creditors of the Fund, in redemption and cancellation of the outstanding shares of the Fund. This distribution will be made as soon as practicable, but in any event no later than thirty days after the Effective Date.


         The date on which the Fund makes the liquidating distribution of its assets to shareholders and redeems and cancels its outstanding shares will be known as its "Liquidation Date". (See Section 2 of the Plan of Liquidation.) As of the close of business on the Liquidation Date, the Fund will cease its business as an investment company and will not engage in any business activities except for the purposes of winding up its business and affairs.

         The proportionate interest of each shareholder in the assets of a Fund will be fixed on the basis of that shareholder's respective holdings as of the close of business on the Liquidation Date. On such date the books of the applicable Fund will be closed. (See Section 4 of the Plan of Liquidation.)


         Aetna owns of record all of the issued and outstanding shares of each Fund. Upon receipt by Aetna of the liquidating distributions with respect to the Funds, other than distributions attributable to shares of Aetna High Yield VP owned by Aetna in a general account, Aetna will apply such liquidating distributions in accordance with the Plan of Substitution to purchase, for the benefit of each Contract Holder having an interest in the Fund at the time of its liquidation, an equivalent interest in Aetna Money Market VP. (See Section 7 of the Plan of Liquidation.)

         Aeltus will bear all expenses incurred in connection with carrying out the Plan of Liquidation that the Fund normally would not incur if it were to continue in business, including legal and auditing expenses and printing, mailing, solicitation and miscellaneous expenses arising from the liquidation. Normal operating expenses of each Fund will be borne by the respective Fund to the same extent such expenses would have been incurred absent a liquidation. Any expenses and liabilities attributed to a Fund subsequent to the mailing of the liquidating distribution will be borne by Aeltus. (See Section 8 of the Plan of Liquidation.)


         Under the Plan of Liquidation, the outstanding shares of each Fund will be cancelled and reclassified, as more fully described below. (See the Articles of Amendment, attached to the Plan of Liquidation as Exhibit B.) The Plan of Liquidation also provides that the Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan of Liquidation as may be necessary or appropriate to marshal the assets of each Fund and to effect the complete liquidation and termination of the existence of each Fund and the purposes to be accomplished by the Plan of Liquidation. (See Section 9 of the Plan of Liquidation.)


         PLAN OF SUBSTITUTION. Following the liquidation of each Fund, the Plan of Substitution (attached as Exhibit A to the Plan of Liquidation and summarized herein) will be implemented by Aetna, as follows. Aetna will purchase with the proceeds of a liquidating distribution with respect to a Fund, other than that portion of the distribution attributable to shares of Aetna High Yield VP held in the general account, for the benefit of each Contract Holder having an interest in the Fund at the time of its liquidation, an interest in Aetna Money Market VP at net asset value. As a result, the substitution will not affect the value of Contract Holders' or participants' interests transferred from the subaccount investing in a liquidated Fund to the subaccount investing in Aetna Money Market VP. (See Section 4 of the Plan of Substitution.)

         Contract Holders and participants will not incur any fees or charges as a result of the substitution. Also, neither the rights of Contract Holders and participants, nor the obligations of Aetna under the Contracts, will be altered in any way. In addition, the transfer of the Contract Holder's interests from the subaccount investing in a liquidated Fund as a result of the substitution will not be counted as one of the free transfers permitted to Contract Holders and participants under certain Contracts. (See Section 5 of the Plan of Substitution.)

         The expenses incurred in connection with implementing the Plan of Substitution, including legal, accounting and other fees, will be paid by Aeltus and/or its affiliates. (See Section 5 of the Plan of Substitution.)


         TRANSFER RIGHTS. At any time prior to a Fund's Liquidation Date, Contract Holders (or participants, as applicable) may transfer their interest in the Fund to any of the other investment options offered under their Contract (other than a Fund that is subject to the Plan of Liquidation, as described herein) subject to the terms of the relevant separate account prospectus, Contract and retirement plan, and no transfer fees or other charges will be imposed. Following the substitution, Contract Holders who had any remaining interest transferred from the subaccount investing in a liquidated Fund to Aetna Money Market VP may transfer among any of the remaining investment options in accordance with the terms of the Contracts, also free of any transfer fees or other charges. Any such transfer will not be counted as one of the free transfers permitted per calendar year under certain Contracts, provided that the transfer occurs prior to, or within 90 days after, the substitution.


         Contract Holders and participants should refer to their separate account prospectus or other applicable disclosure documents for a description of the other investment options available under their Contract prior to and after the date of the substitution. Contract Holders and participants may obtain a prospectus or other disclosure documents for the separate account and applicable investment options free of charge by contacting their local Aetna representative, by writing to Aetna Financial Services, Annuity Services, 151 Farmington Avenue, Hartford, Connecticut 06156-1277, or by calling 1-800-262-3682. The prospectuses for the separate account and mutual fund investment options are also posted on the Securities and Exchange Commission's web site, http://www.sec.gov, and may be obtained by contacting the SEC Public Reference Room at 1-800-732-0330.

         SURRENDER RIGHTS. In lieu of the transfer rights discussed above, if permitted by the applicable retirement plan (if any) and applicable tax law, Contract Holders (or participants, as applicable) may elect to receive in cash the value of their interest in a Fund prior to the Liquidation Date or the value of their interest actually transferred from a subaccount investing in a liquidated Fund to Aetna Money Market VP after the substitution, by exercising their surrender rights under the Contract (such a surrender may have adverse tax consequences-see "FEDERAL TAX CONSEQUENCES" below). If a Contract Holder (or participant, as applicable) elects to make a surrender within 30 days after the date of the substitution, Aetna has agreed to waive any Contract early withdrawal charges attributable to the substituted amounts that would normally be imposed on such surrenders. Aetna's offer to waive early withdrawal charges will not apply to amounts transferred to a Fund from the other investment options after April 10, 2000.


         FEDERAL TAX CONSEQUENCES. The liquidation and subsequent substitution will not create any tax liability for Contract Holders or participants. Also, Contract Holders will not incur any tax liability for exercising their transfer rights. However, if a Contract Holder (or participant, as applicable) exercises the surrender right, he or she may incur income tax liability and a tax penalty. Contract Holders and participants are encouraged to refer to their separate account prospectus for a discussion of the possible tax consequences resulting from a surrender. ALSO, CONTRACT HOLDERS AND PARTICIPANTS SHOULD SEEK QUALIFIED TAX ADVICE BEFORE EXERCISING THEIR SURRENDER RIGHTS.


         ARTICLES OF AMENDMENT. In connection with the Plan of Liquidation, and as described therein, the Company's Charter will be amended as set forth in the Articles of Amendment, as follows: (1) each unissued share of each Fund will be reclassified as, and will become, one unissued, unclassified share of capital stock of the Company; (2) each issued and outstanding share of each Fund will be cancelled and will be reclassified as one unissued, unclassified share of capital stock of the Company; and (3) the provisions of the Charter designating and classifying shares of stock of the Company into shares of each Fund and setting forth the attributes of such shares will be deleted. The proposed Articles of Amendment are included as Exhibit B to the Plan of Liquidation. A vote in favor of the Proposal will constitute a vote in favor of the proposed amendments to the Company's Charter as well as the Plans of Liquidation and Substitution.


BOARD'S RATIONALE FOR RECOMMENDING THE PLANS

         THE REASONS FOR LIQUIDATING THE FUNDS. Aetna High Yield VP ("High Yield Fund") and Aetna Real Estate Securities VP ("Real Estate Fund") commenced operations on December 10, 1997 and December 15, 1997, respectively. The following table sets forth the level of each Fund's net assets as of December 31, 1999, the date of each Fund's most recent fiscal year end.

                                         Net Assets
                                         as of December 31, 1999

High Yield Fund                          $9,216,000

Real Estate Fund                         $4,994,000

         High Yield Fund has sought high current income and growth of capital primarily through a diversified portfolio of fixed-income securities rated below investment grade. Real Estate Fund's objective has been maximum total return primarily through investment in a diversified portfolio of equity securities of real estate companies, the majority of which are real estate investment trusts (REITs).


         The Funds have been slow to attract assets. Since inception of the Funds, Aeltus has observed, based on an examination of investment allocation, that most Contract Holders (or participants) have been allocating their purchase payments to the Contracts' other investment options.

         Because the Funds have not been able to sell a sufficient number of shares to lower their operating expense ratios by spreading expenses over a larger asset base, they have had to rely on Aeltus' contractual commitment to limit the Funds' expenses. These contractual expense limitations expire on December 31, 2000. Aeltus has indicated it may be unwilling to continue such expense limitations thereafter. Absent the expense limitations, Contract Holders and participants with an interest in either Fund would eventually have to bear all of the Fund's operating expenses without the benefit of the expense limitation, at a time when those expenses are relatively high and the Fund's net asset size is small.

         At a March 1, 2000 meeting, the Board considered a number of factors, including the amount of each Fund's net assets, its expense ratio (with and without the waiver and reimbursement of expenses by Aeltus), and the likelihood that additional sales of Fund shares could enable the Fund to attain an asset level that would sustain an acceptable expense ratio. The Board also reviewed the expenses that had been assumed by Aeltus during the life of each Fund, the efforts and expenses of the Company's principal underwriter to distribute shares of the Fund, and the effect of the operating expenses on the historic and anticipated returns of shareholders. The Board considered that Aeltus had not been able to collect or retain any significant advisory or administrative fees during the life of each Fund, that there appears to be little prospect that this would change in the near future, and that Aeltus is not willing to subsidize indefinitely the Funds' operations.

         The Board determined that an increase in Fund expenses attributable to the likely discontinuance or reduction of the fee waiver and reimbursement of Fund expenses in the future would adversely affect each Fund's performance. The Board concluded, therefore, that it would be in the interests of each Fund's shareholders to liquidate the Fund promptly in accordance with the Plan of Liquidation.


         Aeltus and the Board have regularly reviewed developments and considered alternatives regarding the Funds, including whether a merger with or transfer of assets to another mutual fund would be possible, and if it would produce desirable results for shareholders. After reviewing current market conditions, the relatively small size of each Fund and the absence of appropriate merger candidates (I.E., funds with investment objectives similar to those of the Funds proposed for liquidation), Aeltus and the Board concluded that liquidation is preferable to a merger or transfer of assets.

         REASONS FOR SUBSTITUTION. The Board and Aetna determined that it would be in the best interest of Contract Holders (and participants) to liquidate each Fund in a manner that avoids adverse tax consequences for Contract Holders and participants. In the absence of transfer instructions or a substitute transfer, Contract Holders or participants might receive a distribution of cash proceeds from the liquidation, which could result in tax liability. The Plan of Substitution avoids this result by providing a mechanism for Aetna to transfer the interests of Contract Holders (or participants, if applicable) in a Fund automatically to a designated substitute fund upon liquidation, for Contract Holders (or participants) who have not otherwise given transfer instructions.

         For the foregoing reasons and subject to receipt of a favorable vote of the applicable Fund's shareholders on the Proposal (and receiving approval under the additional Account D vote), the Funds would be eliminated as investment options under each Contract after the liquidations are effected, and their outstanding shares redeemed and cancelled. Additionally, the interests of Contract Holders in a liquidated Fund would be substituted with equivalent interests in Aetna Money Market VP.


         REASONS FOR RECOMMENDING A SUBSTITUTION INTO AETNA MONEY MARKET VP. Aetna determined, and the Board agreed, that Aetna Money Market VP would be the most appropriate vehicle into which to transfer the interests of Contract Holders who do not exercise their transfer rights prior to the Liquidation Date. Aetna Money Market VP is available under all affected contracts and was determined to be an appropriate alternative because it is designed to preserve the value of a shareholder's investment and is often used by investors as a temporary investment option. Aetna Money Market VP seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. In addition, Aetna Money Market VP has a lower expense ratio than the other investment options available under the Contracts. Contract Holders should consider whether reallocation of their interest in a Fund to another investment option available under their respective Contracts would be appropriate in light of their investment goals. See "Transfer Rights" above for more information.


         The following chart compares the advisory fee rates and the expense ratios of each Fund and Aetna Money Market VP. It also illustrates the impact on the Funds' expenses if Aeltus had not agreed to limit the Funds' expenses during the period.

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999:


                                          Ratio of         Ratio of Expenses to
                                          Net Expenses     Average Net Assets
                                          to Average       Before Reimbursement
Fund                     Advisory Fee     Net Assets       and Waiver


Aetna Money Market VP    .25%             .34%             N/A
High Yield Fund          .65%             .80%             1.13%
Real Estate Fund         .75%             .95%             1.49%


         For more information, please refer to the current prospectus or other disclosure documents for Aetna Money Market VP and the Funds previously furnished to you. To request a prospectus or other information, please contact Aetna Financial Services at the address or number provided on page 7.

FAILURE TO APPROVE THE PROPOSAL WITH RESPECT TO A FUND


         If a Fund's shareholders do not approve the Proposal with respect to a Fund, that Fund will continue to exist as an investment option under the Contracts and the substitution of Contract Holder interests will not be implemented. The Board would then meet to consider what, if any, steps to take in the interests of shareholders. If a majority of a Fund's voting shares approve the Proposal, but a majority of voting interests in such Fund attributable to Account D Contract Holders does not approve the Proposal, neither the Plans of Liquidation and Substitution nor the proposed amendment to the Company's Charter shall apply with respect to that Fund.


         If the Proposal is not approved by one of the Funds, the Plans and the proposed amendments to the Company's Charter in connection therewith, as set forth in Articles of Amendment, will apply only to the Fund that approves the Proposal, and conforming changes will be made to the Plans and Articles of Amendment.

         For the reasons specified above, Aetna and the Company's Board recommend that the Proposal be approved for each Fund. Persons having voting interests in a Fund are encouraged to carefully consider the information contained in the Proxy Statement and to complete and return the enclosed voting instruction form.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR THE PLAN OF LIQUIDATION AND PLAN OF SUBSTITUTION AND, IN CONNECTION WITH THE
     PLAN OF LIQUIDATION, PROPOSED AMENDMENTS TO THE CHARTER OF THE COMPANY,
                     AS SET FORTH IN ARTICLES OF AMENDMENT.

                               GENERAL INFORMATION

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

         The investment adviser and administrator to each Fund is Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602. Aeltus is a part of the Aetna organization, and is an indirect wholly-owned subsidiary of Aetna Inc., a health care and financial services company with stock listed for trading on the New York Stock Exchange. The Company's principal underwriter is ALIAC, 151 Farmington Avenue, Hartford, Connecticut 06156.

                                 OTHER BUSINESS


         Aeltus knows of no other business to be presented at the Special Meeting other than the matter set forth in this Proxy Statement. If any other business properly comes before the Special Meeting, the proxies will exercise their best judgment in deciding how to vote on such matters.


                              SHAREHOLDER PROPOSALS


         The Company's Charter and the By-laws provide that the Company need not hold annual shareholder meetings, except as required by the Investment Company Act. Therefore, in the event that the Proposal is not approved by a Fund's shareholders, it is probable that no annual meeting of shareholders will be held in 2000 or in subsequent years until so required. For those years in which annual or special shareholder meetings are held, proposals which shareholders of a Fund intend to present for inclusion in the proxy materials with respect to the meeting of shareholders must be received by the Fund within a reasonable period of time before the solicitation is made. The timely submission of a proposal does not guarantee its inclusion.


         Please complete the enclosed proxy card, as applicable, and return it promptly in the enclosed self-addressed, postage-paid envelope. You may revoke your proxy at any time prior to the Special Meeting by written notice to Aeltus or by submitting a proxy card bearing a later date.

                                           By Order of the Board of Directors,


                                           Amy R. Doberman
                                           Secretary

5

                                    EXHIBIT 1

                         AETNA VARIABLE PORTFOLIOS, INC.
                               Aetna High Yield VP
                         Aetna Real Estate Securities VP

                               PLAN OF LIQUIDATION

         This Plan of Liquidation ("Plan") is made by Aetna Variable Portfolios, Inc. (the "Company"), a corporation organized and existing under the laws of the State of Maryland, with respect to Aetna High Yield VP and Aetna Real Estate Securities VP (each a "Fund"), each a separate portfolio or series of stock, and a segregated portfolio of assets of the Company. Each Fund is a series of an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Plan is intended to accomplish the complete liquidation of each Fund and the redemption and cancellation of the outstanding shares thereof, in conformity with all provisions of Maryland law and the Company's Charter and By-laws.

         WHEREAS, due to the small size of the Funds, their high expense ratios absent fee waivers and expense reimbursements, the investment adviser's unwillingness to maintain indefinitely the Funds' expenses at current levels, and the relative lack of investor interest in the Funds, the Company's Board of Directors, on behalf of each Fund, has determined that it is in the best interests of the Fund and its shareholders to liquidate the Fund and to redeem and cancel the outstanding shares thereof; and

         WHEREAS, Aetna Life Insurance and Annuity Company and its subsidiary, Aetna Insurance Company of America (collectively "Aetna"), are the record owners of all of the issued and outstanding shares of the Funds and own shares either in a general account or on behalf of separate accounts that offer interests in the Funds as investment options through certain annuity contracts (the "Contracts") between Aetna and the holders of such Contracts (the "Contract Holders"); and

         WHEREAS, Aetna has advised the Company that, in connection with the liquidation of the Funds, Aetna has agreed to remove each Fund as an investment option offered through the Contracts, and desires to substitute for the interest of Contract Holders in each Fund, shares of Aetna Variable Encore Fund d/b/a Aetna Money Market VP, an existing investment option under the Contracts, pursuant to a proposed Plan of Substitution substantially in the form attached hereto as EXHIBIT A (the "Plan of Substitution"); and

         WHEREAS, Aetna has requested that the Company make the liquidation of each Fund contingent upon approval of the Plan of Substitution by the affirmative vote of the holders of a majority of the outstanding voting shares of such Fund, and a majority of voting interests with respect to such Fund attributable to Account D Contract Holders, and to comply with the Plan of Substitution in connection with the liquidation of Funds, and the Company's Board of Directors has determined that it is in the best interest of each of the Funds and its shareholders to do so; and

         WHEREAS, at a meeting of the Board of Directors of the Company on March 1, 2000, the Board of Directors considered and adopted this Plan and the Plan of Substitution (collectively the "Plans") as the method of liquidating each Fund and directed that the Plans be submitted to shareholders of each Fund for approval in accordance with, among other things, applicable provisions of Maryland law and the Company's Charter and By-laws, including, but not limited to, Section 7, Paragraph (v) of the Company's Articles of Incorporation filed with the State Department of Assessments and Taxation of Maryland on August 4, 1996, and applicable provisions of the Contracts.

         NOW THEREFORE, the liquidation of each Fund shall be carried out in the manner hereinafter set forth:


1. EFFECTIVE DATE OF PLAN OF LIQUIDATION. The Plan of Liquidation shall be and become effective with respect to a Fund only upon (1) the adoption and approval of both Plans, at a meeting of shareholders called for the purpose of voting upon the Plans, by the affirmative vote of the holders of a majority of the outstanding voting shares of the Fund; and (2) approval by a majority of voting interests attributable to Account D Contract Holders. The day of such adoption and approval of both Plans by shareholders of a Fund is hereinafter called the "Effective Date" with respect to such Fund.


2. LIQUIDATION DATE. The date on which a Fund makes the liquidating distribution to shareholders described in Section 7 below, and cancels and redeems its outstanding shares, shall be known as the "Liquidation Date" with respect to such Fund.

3. CESSATION OF BUSINESS. As of the close of business on the Liquidation Date with respect to a Fund, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs.

4. RESTRICTION OF TRANSFER AND REDEMPTION OF SHARES. The proportionate interests of shareholders in the assets of a Fund shall be fixed on the basis of their respective shareholdings as of the close of business on the Liquidation Date. On such date, the books of the applicable Fund shall be closed. Thereafter, unless the books are reopened because the Plans cannot be carried into effect under the laws of the State of Maryland or otherwise, the shareholders' respective interests in the applicable Fund's assets shall not be transferable or redeemable.

5. LIQUIDATION OF ASSETS. As soon as is reasonable and practicable after the Effective Date, all portfolio securities, and other assets, if any, of each Fund shall be converted to cash and cash equivalents.

6. PAYMENT OF DEBTS. As soon as practicable after the Effective Date applicable to a Fund, the Fund shall determine and pay, or set aside in cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided for in Section 7 below, subject to Section 8 below.


7. LIQUIDATING DISTRIBUTION. As soon as possible after the Effective Date of the Plans applicable to a Fund, and in any event within thirty days thereafter, the Fund shall deliver the following to each shareholder of record on the Liquidation Date by mail or other reasonable method, in complete redemption and cancellation of the shares of the Fund held by such shareholder: (a) a liquidating distribution equal to the shareholder's proportionate interest in the net assets of the Fund and (b) information concerning the sources of the liquidating distribution. Aetna owns of record all of the issued and outstanding shares of each Fund. Upon receipt by Aetna of the liquidating distributions with respect to such Fund, other than the portion of the distribution attributable to shares of Aetna High Yield VP owned by Aetna in a general account, Aetna will apply such liquidating distribution in accordance with the Plan of Substitution to purchase, for the benefit of each Contract Holder having an interest in the Fund at the time of its liquidation, an equivalent interest in Aetna Money Market VP.

8. MANAGEMENT AND EXPENSES OF THE FUND SUBSEQUENT TO THE LIQUIDATING DISTRIBUTION. The Fund's investment adviser, Aeltus Investment Management, Inc. ("Aeltus"), shall bear all expenses incurred in connection with carrying out the Plan of Liquidation with respect to each Fund including, but not limited to, all printing, legal and accounting fees and the expenses of any reports to or meeting of shareholders. Any expenses and liabilities attributed to a Fund subsequent to the mailing of the liquidating distribution will also be borne by Aeltus.

9. AMENDMENT OF PLAN OF LIQUIDATION. The Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan of Liquidation as may be necessary or appropriate to effect the marshaling of Fund assets and the complete liquidation and termination of the existence of a Fund, and the distribution of the Fund's net assets to shareholders in redemption and cancellation of the outstanding shares of the Fund, in accordance with the laws of the State of Maryland and the purposes to be accomplished by the Plan of Liquidation.

10. FAILURE TO OBTAIN APPROVAL ON BEHALF OF BOTH FUNDS. In the event that (1) shareholders of a Fund do not approve the Plans with respect to a Fund, or (2) Account D Contract Holders do not approve the Plans with respect to a Fund, the Plans shall not apply to that Fund.

11. FILINGS WITH THE STATE OF MARYLAND. In connection with the Plan of Liquidation and in furtherance thereof, the Charter of the Company as currently in effect will be amended substantially as set forth in Articles of Amendment attached hereto as EXHIBIT B (the "Articles of Amendment") in order to provide for, among other things, the liquidation of the assets of each Fund, the distribution of the proceeds therefrom to the shareholders of the Fund and the cancellation of the outstanding shares of the Fund. The adoption and approval of the Plans by the shareholders of a Fund by the affirmative vote of a majority of the outstanding voting securities of the Fund, and by a majority of voting interests with respect to the Fund attributable to Account D Contract Holders, shall constitute adoption and approval by such shareholders of the Articles of Amendment with respect to the Fund. In the event the shareholders of, or the Account D Contract Holders with respect to, a Fund do not approve the Plans with respect to such Fund, the Articles of Amendment shall not apply to that Fund and the form thereof shall be adjusted accordingly. The Articles of Amendment pertaining to the Funds whose shareholders have approved the Plans, shall be filed on, or as expeditiously as possible after, the Effective Date of the Plans with respect to such Funds.

AETNA VARIABLE PORTFOLIOS, INC.
On behalf of Aetna High Yield VP and
Aetna Real Estate Securities VP


By: ______________________
J. Scott Fox, President

Accepted:


Aeltus Investment Management, Inc.


By: ______________________
Name:
Title:

                                    EXHIBIT A

                              PLAN OF SUBSTITUTION


         This Plan of Substitution ("Plan") dated ___________, 2000 is made by Aetna Life Insurance and Annuity Company ("ALIAC"), a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and an indirect wholly-owned subsidiary of Aetna Inc., and Aetna Insurance Company of America ("AICA"), a stock life insurance company organized under the insurance laws of the State of Connecticut in 1990 and redomesticated under the insurance laws of the State of Florida in January 2000 and a subsidiary of ALIAC (ALIAC and AICA being collectively referred to herein as "Aetna"). ALIAC is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and acts as principal underwriter with respect to Variable Annuity Account B, Variable Annuity Account C, Variable Annuity Account D and Variable Annuity Account I (each a "Separate Account"). The Separate Accounts are segregated asset accounts that fund Aetna's individual and group deferred variable annuity contracts (each a "Contract"). Each Separate Account, except Variable Annuity Account D, is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "Investment Company Act"). AICA is the depositor for Variable Annuity Account I, and ALIAC is the depositor for Variable Annuity Accounts B, C and D. Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a "Subaccount") of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act. The Plan is intended to accomplish the substitution of shares of beneficial interest ("shares") of Aetna Variable Encore Fund d/b/a Aetna Money Market VP ("Aetna Money Market VP") in which a Subaccount of each Separate Account invests, for shares of each of Aetna High Yield VP ("High Yield Fund") and Aetna Real Estate Securities VP ("Real Estate Fund"). The High Yield Fund and Real Estate Fund are each a series ("Fund" and, collectively the "Funds") of Aetna Variable Portfolios, Inc. (the "Company"), in which a Subaccount of each Separate Account invests.


         WHEREAS, the Company's Board of Directors ("Board"), with respect to High Yield Fund and Real Estate Fund, has determined that it is in the best interests of the Funds and their shareholders to liquidate the Funds pursuant to a Plan of Liquidation; and


         WHEREAS, Aetna has advised the Company's Board that, in connection with the liquidation of the Funds, Aetna has agreed to remove each Fund as an investment option offered through the Contracts, and desires to substitute for the interests of holders of such Contracts (the "Contract Holders") in each Fund, shares of Aetna Money Market VP pursuant to this Plan and has requested that liquidation of the Funds be made contingent (1) upon approval by each Fund, by the affirmative vote of the holders of a majority of the outstanding voting shares of such Fund, and (2) upon approval by a majority of voting interests with respect to each Fund attributable to Aetna Variable Annuity Account D Contract Holders, of this Plan (the Plan of Liquidation and Plan of Substitution are collectively referred to as the "Plans"); and

         WHEREAS, the Company has advised Aetna that it will make the liquidation of each Fund contingent upon approval of the Plan of Substitution by the affirmative vote of the holders of a majority of the outstanding voting securities of such Fund, and a majority of voting interests with respect to each Fund attributable to Account D Contract Holders.


         NOW THEREFORE, the substitution of a Contract Holder's interest in each Fund with an interest in the Aetna Money Market VP shall be carried out in the manner hereinafter set forth:


1. EFFECTIVE DATE OF PLAN OF SUBSTITUTION. The Plan of Substitution shall be and become effective with respect to a Fund only upon the adoption and approval of the Plans, (1) at a meeting of shareholders called for the purpose of voting upon the Plans, by the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund, and (2) by a majority of the voting interests with respect to the Fund attributable to Contracts funded by Account
D. The date of such adoption and approval of both Plans by a Fund is hereinafter called the "Effective Date" with respect to such Fund.


2. LIQUIDATION DATE. The date on which a Fund makes a liquidating distribution to shareholders and redeems and cancels its outstanding shares shall be known as the "Liquidation Date" with respect to such Fund.

3. SPECIAL MEETING OF SHAREHOLDERS. The Company shall provide to each of the Contract Holders having an interest in shares of the Funds held by the Separate Accounts with proxy materials containing all information necessary to make an informed judgment about the Plans. Aetna, as the record owner of all of the issued and outstanding shares of the Funds, shall vote its shares in accordance with the instructions received from the Contract Holders. Any shares of a Fund for which Aetna does not receive timely voting instructions, except for those attributable to Variable Annuity Account D, or which are not attributable to Contract Holders, shall be voted in proportion to the instructions received from all Contract Holders having an interest in the applicable Fund. With respect to shares attributable to Variable Annuity Account D, Aetna will only vote those separate account shares for which it receives instructions.

4. SUBSTITUTIONS. As soon as possible after the Effective Date of the Plans applicable to a Fund, and in any event within thirty days thereafter, the Fund shall deliver the following to each shareholder of record on the Liquidation Date, by mail or other reasonable method, in complete redemption and cancellation of the shares of the Fund held by such shareholder:

          (a)  A   liquidating   distribution   equal   to   the   shareholder's
               proportionate interest in the net assets of the Fund as of the close of business on the Liquidation Date, and

          (b)  Information    concerning   the   source   of   the   liquidating
               distribution, all in accordance with the Plan of Liquidation.


Aetna as the record owner of all of the issued and outstanding shares of each Fund, shall, upon receipt of the liquidating distribution with respect to such Fund, other than that portion of the distribution attributable to shares of Aetna High Yield VP held in an Aetna general account, apply such liquidating distribution in accordance with this Plan, to purchase, for the benefit of each Contract Holder or participant having an interest in the Fund at the time of its liquidation, an interest in Aetna Money Market VP ("Substitution"). Each Substitution will take place at relative net asset value with no change in the accumulated value of any Contract Holder's investment in the applicable Separate Account.


5. CONDITIONS APPLICABLE TO SUBSTITUTIONS. The Substitutions are subject to the following conditions:


          (a)  Contract  Holders shall not incur any fees or charges as a result
               of  the   Substitutions   nor  shall  their   rights  or  Aetna's
               obligations under any Contract be altered.


          (b)  All expenses incurred in connection with the Substitutions  shall
               be  paid  by  Aeltus  Investment  Management,   Inc.  and/or  its
               affiliates.

          (c) The Substitutions shall not cause the Contract fees and charges currently being paid by existing Contract Holders or participants to be greater after the Substitutions than before the Substitutions.

          (d) The Substitutions shall not impose any tax liability on Contract Holders or participants.

          (e) The prospectus for each of the registration statements affected by the Substitution will be updated to describe the Plan and identify which Funds are being replaced. Summaries of each prospectus will also be amended to reflect the same information.


          (f) Contract Holders shall be furnished with notice of the Substitutions in the form of a revised prospectus (some retirement plan participants will be furnished notice in the form of a separate document which describes material changes affecting their account which is the method of notice employed by Aetna pursuant to no-action relief received from the Securities and Exchange Commission staff ("Notice")). Each prospectus and Notice will inform Contract Holders and participants that effective May 15, 2000, the High Yield Fund and Real Estate Fund Subaccounts will no longer be available for new investment.

               The prospectuses (and Notice) shall inform Contract Holders and participants that they may, at any time prior to the Substitutions, transfer their accumulation values from the Subaccounts of the relevant Separate Account investing in High Yield Fund and Real Estate Fund to any of the other investment options available under their Contract that are not also subject to the Plan of Substitution without incurring any transfer fees or other charges. The transfer of investments from the applicable Fund as a result of the Substitution will not be counted as one of the free transfers permitted to Contract Holders (or participants) where applicable.

               Following the substitution, Contract Holders who had any remaining interest transferred from the Subaccount investing in a liquidated Fund to Aetna Money Market VP may transfer among any of the remaining investment options in accordance with the terms of their respective Contract, also free of any transfer fees or other charges. Any such transfer will not be counted as one of the free transfers permitted per calendar year under certain Contracts, provided that the transfer occurs prior to, or within 90 days after, the Substitution.

               Each prospectus and Notice shall also inform Contract Holders and participants that, if permitted by applicable tax law, they may surrender amounts transferred to the Aetna Money Market VP as a result of the Substitutions without payment of the associated early withdrawal charge, if surrender is made within 30 days after the date of the Substitution. Aetna's offer to waive the early withdrawal charge shall not apply to amounts transferred to the High Yield Fund or Real Estate Fund Subaccounts from the other Subaccounts of the Separate Accounts or from the fixed account after April 10, 2000.


          (g) As soon as practical after the Substitutions, Aetna will notify, in writing, all Contract Holders and participants who had values transferred from the High Yield Fund or Real Estate Fund Subaccounts as a result of the Substitutions of their surrender rights and, as applicable, their right to make "free transfers" for another 90 days.

          (h) Upon completion of the Substitution with respect to a Fund, Aetna shall take all actions necessary to eliminate the Subaccounts of each Separate Account investing in shares of the Fund.

6. FAILURE TO OBTAIN APPROVAL ON BEHALF OF EACH FUND. In the event that both Plans are not approved with respect to a Fund (1) by the shareholders thereof, or (2) by Account D Contract Holders, this Plan shall not apply to that Fund.

                                AETNA INSURANCE COMPANY OF AMERICA


                                By: ________________________________
                                      Name:
                                     Title:


                                AETNA LIFE INSURANCE AND ANNUITY COMPANY


                                By: _________________________________
                                      Name:
                                     Title:

                                Accepted:

                                Aeltus Investment Management, Inc.


                                By: ______________________
                                Name:
                                Title:

                                    EXHIBIT B

                         AETNA VARIABLE PORTFOLIOS, INC.
                              ARTICLES OF AMENDMENT

                  AETNA VARIABLE PORTFOLIOS, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 and having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter referred to as the "Corporation") hereby certifies to the State Department of Assessments and Taxation of Maryland (the "Department") that:


         FIRST: In connection with and in furtherance of a plan of liquidation of Aetna Real Estate Securities VP, and Aetna High Yield VP, each a separate fund and Portfolio of stock of the Corporation (each a "Liquidating Portfolio"), the Corporation hereby amends its Charter as currently in effect (the "Charter") to include the following:


          A.   As of the Effective Date (as hereinafter defined):

               (i) each unissued Share of each Liquidating Portfolio, par value $0.01 per Share, is hereby reclassified into, and shall become, one unissued unclassified Share of capital stock of the Corporation; and


               (ii) the Corporation shall proceed to sell and liquidate all assets belonging to each Liquidating Portfolio and to pay from the proceeds thereof all liabilities belonging to such Liquidating Portfolio. After payment of the liabilities belonging to such
          Liquidating Portfolio, the remaining proceeds from the sale and liquidation of the assets belonging to such Liquidating Portfolio shall be distributed as a liquidating distribution, as soon as practicable following the Effective Date, but in any event within thirty days thereafter, among the holders of the Shares of such Liquidating Portfolio. The date of payment of such liquidating distribution shall be the "Liquidation Date". Holders of the shares of the Portfolio shall receive a liquidating distribution proportionate to the number of such Shares held by them and recorded on the books of the Corporation as of the close of business on the Liquidation Date.


                  B. Upon payment by the Corporation of the liquidating distribution on the Liquidation Date to the holders of Shares of each Liquidating Portfolio, each issued and outstanding Share of such Liquidating Portfolio shall be cancelled and shall cease to be issued and outstanding, and each such cancelled share shall be reclassified into, and shall become, one unissued, unclassified share of capital stock of the Corporation.

                  C. Upon  cancellation of the issued and outstanding  Shares of each Liquidating Portfolio, and the reclassification of such cancelled Shares and all unissued Shares of each such Liquidating Portfolio to unissued, unclassified shares of capital stock of the Corporation, the provisions of the Charter designating and classifying shares of stock of the Corporation into Shares of each Liquidating Portfolio, establishing and describing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of Shares of each Liquidating Portfolio and the description, and terms and conditions, of the Shares of each Liquidating Portfolio shall be deleted from the Charter of the Corporation. Such deletions from the Charter of the Corporation shall include only provisions of the Charter as they relate to Shares of each Liquidating Portfolio, and to the extent which any provisions of the Charter of the Corporation relate both to Shares of a Liquidating Portfolio and one or more other Series of Shares of stock of the Corporation, such provisions shall remain in the Charter but shall be deemed to apply only to such one or more other Series of stock of the Corporation.


SECOND: The amendments to the Charter of the Corporation herein set forth were duly advised by the Board of Directors of the Corporation and approved by the stockholders entitled to vote thereon, as required by the Charter and Bylaws of the Corporation and applicable law.

THIRD: The amendments set forth herein do not increase the authorized capital stock of the Corporation.

FOURTH: The amendments set forth herein shall become effective as of the close of business on the date (the "Effective Date") which is the later of: (i) ______________, 2000; and (ii) the date on which these Articles of Amendment, having been duly advised, approved, signed, acknowledged and sealed by the Corporation as required by the laws of the State of Maryland, and not having been abandoned prior to the Effective Date by majority vote of the entire Board of Directors of the Corporation, are filed for record with the Department.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its undersigned President and witnessed or attested to by its undersigned Secretary as of the ____ day of _________________, 2000 and its undersigned President acknowledges that these Articles of Amendment are the act and deed of the Corporation and, under penalties of perjury, that the matters and facts set forth herein are true in all material respects to the best of his knowledge, information and belief.

                                            AETNA VARIABLE PORTFOLIOS, INC.


                                            By:  _______________________________
                                                 J. Scott Fox, President

                                            ATTEST:


                                            By:  _______________________________
                                                 Amy R. Doberman, Secretary

                 AETNA VARIABLE PORTFOLIOS, INC. (THE "COMPANY")
                              [AETNA HIGH YIELD VP]
                        [AETNA REAL ESTATE SECURITIES VP]

                    THIS PROXY CARD IS SOLICITED ON BEHALF OF
                        THE COMPANY'S BOARD OF DIRECTORS

THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

  Please sign exactly as name appears on this card. When the account is in the name of joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized persons.




                             X______________________
                           (Signature of Shareholder)


                         Dated: __________________, 2000

Please refer to the Proxy Statement for a discussion of these matters. This proxy card is solicited in connection with the special meeting of the shareholders of [Aetna High Yield VP/Aetna Real Estate Securities VP] (the "Fund") to be held at 10:00 a.m., Eastern Time, on July 28, 2000, and at any adjournment thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS J. SCOTT FOX AND AMY R. DOBERMAN TO VOTE THE SHARES LISTED ON THE FRONT OF THIS CARD AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.


[   ] [box is filled in solidly] EXAMPLE


       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

Proposal: To approve the proposed Plan of Liquidation and Plan of Substitution for each Fund and, in connection with the Plan of Liquidation, proposed amendments to the Charter of the Company, as set forth in Articles of Amendment.

[   ] FOR                  [   ] AGAINST             [   ] ABSTAIN



IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                 AETNA VARIABLE PORTFOLIOS, INC. (THE "COMPANY")
                              [AETNA HIGH YIELD VP]
                        [AETNA REAL ESTATE SECURITIES VP]

                THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF
                        THE COMPANY'S BOARD OF DIRECTORS

                      VARIABLE ANNUITY ACCOUNTS B, C and I


THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT HOLDER UNDER A VARIABLE ANNUITY CONTRACT FUNDED BY A SEPARATE ACCOUNT OF EITHER AETNA LIFE INSURANCE AND ANNUITY COMPANY OR AETNA INSURANCE COMPANY OF AMERICA (COLLECTIVELY, "AETNA"). IF YOU DO NOT RETURN THIS AUTHORIZATION CARD, AETNA WILL VOTE THE FUND SHARES ATTRIBUTABLE TO YOUR INTEREST IN THE SEPARATE ACCOUNT, FOR, AGAINST, OR ABSTAINING, IN THE SAME PROPORTION AS THE SHARES FOR WHICH VOTING INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER CONTRACT HOLDERS. IF YOU RETURN THE AUTHORIZATION CARD BUT DO NOT MARK YOUR VOTING INSTRUCTION ON THE REVERSE SIDE, AETNA IS INSTRUCTED TO VOTE THE INTEREST IN THE SEPARATE ACCOUNT "FOR" THE PROPOSAL. AUTHORIZATION CARDS MARKED AS ABSTENTIONS WILL HAVE THE EFFECT OF A "NO" VOTE ON THE PROPOSAL.


  Please sign exactly as name appears on this card. When the account is in the name of joint tenants, all should sign. When signing as administrator, trustee, plan sponsor or guardian, please give title. If a
                  corporation or partnership, sign in entity's
                         name and by authorized persons.

                             X______________________

                             X______________________

                         (Signature of Contract Holder)

                         Dated: __________________, 2000


Please refer to the Proxy Statement for a discussion of these matters. This authorization card is solicited in connection with the special meeting of the shareholders of [Aetna High Yield VP/Aetna Real Estate Securities VP] (the "Fund") to be held at 10:00 a.m., Eastern Time, on July 28, 2000, and at any adjournment thereof (the "Special Meeting"). THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED, DIRECTS AETNA TO VOTE THE INTEREST OF THE CONTRACT HOLDER(S) SIGNING ON THE REVERSE SIDE IN THE SHARES OF THE FUND HELD IN THE SEPARATE ACCOUNT AT THE SPECIAL MEETING AND AT ANY ADJOURNMENT THEREOF IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS DESCRIBED IN THE NOTICE AND
ACCOMPANYING PROXY STATEMENT FOR SAID MEETING AND REVOKES ALL PRIOR AUTHORIZATION CARDS.


Please vote the shares listed on the front of this card by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.


[   ] [box is filled in solidly] EXAMPLE


      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

Proposal: To approve the proposed Plan of Liquidation and Plan of Substitution for each Fund and, in connection with the Plan of Liquidation, proposed amendments to the Charter of the Company, as set forth in Articles of Amendment.

[   ] FOR                  [   ] AGAINST             [   ] ABSTAIN



IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                 AETNA VARIABLE PORTFOLIOS, INC. (THE "COMPANY")
                              [AETNA HIGH YIELD VP]
                        [AETNA REAL ESTATE SECURITIES VP]

                THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF
                        THE COMPANY'S BOARD OF DIRECTORS

                           VARIABLE ANNUITY ACCOUNT D


THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT HOLDER UNDER A VARIABLE ANNUITY CONTRACT FUNDED BY SEPARATE ACCOUNT D OF AETNA LIFE INSURANCE AND
ANNUITY COMPANY ("ALIAC"). ALIAC WILL ONLY VOTE THOSE SHARES OF THE FUND ATTRIBUTABLE TO ACCOUNT D FOR WHICH IT RECEIVES INSTRUCTIONS. AUTHORIZATION CARDS MARKED AS ABSTENTIONS WILL HAVE THE EFFECT OF A "NO" VOTE ON THE PROPOSAL.


                   Please sign exactly as name appears on this card. When signing as administrator, trustee, plan sponsor or other plan fiduciary, please give title. If a corporation or partnership, sign in entity's name and by authorized persons.



                             X______________________

                             X______________________

                         (Signature of Contract Holder)

                         Dated: __________________, 2000

Please refer to the Proxy Statement for a discussion of these matters. This authorization card is solicited in connection with the special meeting of the shareholders of [Aetna High Yield VP/Aetna Real Estate Securities VP] (the "Fund") to be held at 10:00 a.m., Eastern Time, on July 28, 2000, and at any adjournment thereof (the "Special Meeting"). THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED, DIRECTS ALIAC TO VOTE THE INTEREST OF THE CONTRACT HOLDER(S) SIGNING ABOVE IN THE SHARES OF THE FUND HELD IN SEPARATE ACCOUNT D AT THE SPECIAL MEETING AND AT ANY ADJOURNMENT THEREOF IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS DESCRIBED IN THE NOTICE AND ACCOMPANYING PROXY STATEMENT FOR SAID MEETING AND REVOKES ALL PRIOR AUTHORIZATION CARDS.

Please vote the shares listed on the front of this card by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.


[   ] [box is filled in solidly] EXAMPLE


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

Proposal: To approve the proposed Plan of Liquidation and Plan of Substitution for each Fund and, in connection with the Plan of Liquidation, proposed amendments to the Charter of the Company, as set forth in Articles of Amendment.

[   ] FOR                  [   ] AGAINST             [   ] ABSTAIN

ANY  VOTING  INSTRUCTIONS   ATTRIBUTABLE  TO  VARIABLE  ACCOUNT  D  RECEIVED  IN
CONNECTION WITH THE PROPOSED SUBSTITUTION WILL BE VOTED IDENTICALLY FOR THE ADDITIONAL VOTE REQUIRED BY CONTRACTS FUNDED BY VARIABLE ANNUITY ACCOUNT D.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.